UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 17, 2009

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(404) 558-7711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of William R. Reed Jr. On June 17, 2009, William R. Reed, Jr., our Vice Chairman, informed us that he intends to retire effective August 31, 2009. In connection with Mr. Reed’s retirement, SunTrust Banks, Inc. (the "Company" or the "Registrant") and Mr. Reed have entered into two new agreements: an Independent Contractor Consulting Agreement and a Noncompete, Waiver and Release Agreement. Under the Independent Contractor Consulting Agreement, effective September 1, 2009, Mr. Reed will provide certain services related to the promotion of the business interests of the Company and its affiliates both at the corporate level and in particular in the Memphis, Tennessee market for two years. Mr. Reed will also serve on the local SunTrust board of advisors in Memphis, Tennessee. Mr. Reed also agrees to refrain from disclosing confidential information of the Company obtained during his consultancy, competing with the Company, and soliciting employees of the Company. In exchange, the Company will compensate him at the rate of $62,750 per quarter in arrears. Under Noncompete, Waiver and Release Agreement, effective September 1, 2009, Mr. Reed agrees to refrain from disclosing confidential information of the Company obtained during his employment, competing with the Company, and soliciting employees of the Company. Mr. Reed also waives any claims he may have against the Company. In exchange, the Company will pay him $100,000 on September 1, 2011.

Item 9.01 Financial Statements and Exhibits.

10.1 Independent Contractor Consulting Agreement entered into as of June 17, 2009 by and between SunTrust Banks, Inc. and William R. Reed, Jr.

10.2 Noncompete, Waiver and Release Agreement entered into as of June 17, 2009 by and between SunTrust Banks, Inc. and William R. Reed, Jr.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunTrust Banks, Inc.

June 17, 2009	By:	/s/ David A. Wisniewski

Name: David A. Wisniewski
Title: Group Vice President, Associate General Counsel, and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Independent Contractor Consulting Agreement entered into as of June 17, 2009 by and between SunTrust Banks, Inc. and William R. Reed, Jr.
10.2	Noncompete, Waiver and Release Agreement entered into as of June 17, 2009 by and between SunTrust Banks, Inc. and William R. Reed, Jr.